UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.
(Exact Name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2016

Date of reporting period:	April 30, 2016

KOREA EQUITY FUND, INC.
June 23, 2016
To Our Shareholders:
We present the Semi‑Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2016.
The net asset value per share (“NAV”) of the Fund increased by 1.0% and the closing market price of the Fund (on the New York Stock Exchange) increased by 5.5% for the six months ended April 30, 2016, after giving effect to the reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The closing market price of the Fund on April 30, 2016 was $7.84, representing a discount of 7.3% to the NAV of $8.46.  The net assets of the Fund totaled $82,367,347 on April 30, 2016.
The Korea Composite Stock Price Index (“KOSPI”) decreased from 2,029.47 to 1,994.15, or 1.7% in local currency terms, during the six months ended April 30, 2016.  Including the South Korean Won (“Won”) depreciation of 0.4% during the six months ended April 30, 2016, this represented a total decrease of 2.1% in United States (“U.S.”) dollar terms.  The NAV of the Fund outperformed the KOSPI, in U.S. dollar terms, by 3.1% during the six months ended April 30, 2016.
For the quarter ended April 30, 2016, the KOSPI increased from 1,912.06 to 1,994.15, or 4.3% in local currency terms, which, including the Won appreciation of 5.4% for the quarter, represented a total increase of 10.3% in U.S. dollar terms.  The NAV of the Fund increased by 7.4% and underperformed the KOSPI, in U.S. dollar terms, by 2.9%.  The Fund’s share price increased by 12.0% during the quarter.
South Korean Economy
The Bank of Korea (“BOK”) left its policy interest rate unchanged at 1.50% in April 2016.  This was based on the belief that the U.S. economy would continue its recovery even though the Korean domestic economy faced uncertain growth.  Still, the BOK expects domestic demand to generate a modest recovery.  The 2016 South Korean growth and inflation rate estimates were reduced to 2.8% and 1.2%, respectively, due to the sluggish global economic outlook.  Despite the downward revision, the BOK’s maintaining the current cooperative rates to support the economic recovery.
In Korean politics, the ruling party won only 122 of the total 300 seats in the legislative elections on April 13, 2016.  Prior to the election, the market expected the results would have a limited unfavorable impact to the ruling party’s economic reform plans, including implementation of quantitative easing and labor market restructuring.  However, the prevalent belief has become that both the ruling party and the opposition party have more reasons to adopt accommodative policy measures to revive the economy in order to win the presidential election in 2017.
Korean exports decreased by 8.2% year‑over‑year (“yoy”) in March 2016, compared with consensus expectations of a decrease of 10.9% yoy.  Exports to the U.S. decreased by 21.5% yoy, while exports to Europe increased by 1.1% yoy.  Exports to Southeast Asian Nation countries de-

creased 20.7% yoy, while exports to China and Hong Kong decreased by 21.4% and 22.8% yoy, respectively.
South Korean Stock Market
The Precision Instruments sector outperformed due to earnings growth expectations driven by new product pipelines.  The Iron and Steel sector also outperformed based on market expectations that steel prices would improve and provide earnings growth.  The Electrical and Gas Utilities sectors continued to outperform based upon market consensus of better profitability and higher dividend payouts.
On the other hand, the Transportation sector underperformed given concerns of poor earnings and balance sheet weakness.  The Wholesale sector underperformed as the market became concerned that a slowdown in same‑store sales growth would weaken earnings momentum.  Additionally, the Telecommunication sector underperformed due to concerns of poor earnings amid a slowdown in average revenue per user (“ARPU”) growth.  The Electronic Appliances and Components sector underperformed given concerns of weak memory prices creating slower earnings growth.
Portfolio Management Activity
The Fund added Korea Electric Power Corporation in November 2015 based on expectations of improved earnings from a fuel mix change, a government policy to encourage higher dividend payouts, and lessening market concerns of a possible temporary tariff cut.  The Fund also added Mando Corporation in November 2015 based on expectations of improved earnings along with the high‑margin automobile component business.  LG Chem, Ltd. was added in December 2015 given improved earnings expectations from more stable oil prices and a turnaround in its electric vehicle battery business.  Additionally, the Fund added S-Oil Corporation in December 2015 as the stock may benefit from lower official selling prices of oil from the Middle East.  POSCO was added in March 2016 because the Fund expects earnings improvements from better steel prices and lower raw material costs.  The Fund added Innocean Worldwide Inc. in January 2016 because the company may be a beneficiary of rising marketing expenditures by the Hyundai Motor Group.  The Fund also added Naver Corporation in January 2016 given improvements in its mobile advertising business and a possible listing by social network platform LINE.  The Fund increased its position in Dongbu Insurance Co., Ltd. as it may benefit from an improving industry environment due to the easing of government regulations as well as an improving automobile loss ratio.
The Fund disposed of its positions in DoubleUGames Co., Ltd. and Hugel, Inc. in November and December 2015, respectively.  The Fund participated in the initial public offerings (“IPOs”) of these companies based on expectations of earnings growth and took profits as the share prices surged and when valuations were believed to be stretched.  The Fund sold its position in SK Telecom Co., Ltd. in December 2015 because the Fund was concerned that slowing ARPU growth would hurt the company’s earnings going forward.  The Fund also sold its position in E‑mart Co., Ltd. in January 2016 as domestic discount store business growth has been slowing.  Even though the company plans to shut down its business in China, the Fund believes this will take more time and will raise costs in the near term.  The Fund disposed of its position in LG Household & Health Care, Ltd. in January 2016 due to concerns that a slowdown in Chinese visitors would damage the company’s cosmetic sales going forward.  The Fund reduced its position in Korea Autoglass Corporation in order to take profits as the share price surged after listing.

Investment Strategy
The Fund believes that investors may have been overly pessimistic about the global economic outlook.  The U.S. economy appears particularly resilient, with strong support from employment growth.  China also appears to have bottomed out, as the official Purchasing Managers’ Index, which measures activity at large state owned enterprise manufacturers, rose above 50 for the first time since August 2015.  Additionally, lending growth has also rebounded as has housing and infrastructure investment.  On the other hand, Europe and Japan are providing little additional impetus for growth.  Considering this tepid overall economic environment, the Fund believes monetary policy settings will remain broadly supportive of the financial markets.  An additional positive argument for Asia Pacific equities is the very attractive valuations, especially when compared to returns available in the cash and bond markets.  On the negative side, resumed strengthening of the U.S. dollar could cut short the Asian stock market rally, although this is not the Fund’s base case forecast.
The Fund continues to hold a positive opinion of the Korean equity market.  Although the economic recovery could falter, the Fund believes many stocks are now cheap and underowned which should limit the equity market’s downside going forward.  Korea’s relatively sound fiscal position and additional measures to stimulate domestic consumer sentiment should support the overall economy.  The Fund also continues to have a positive view of stocks that generate stable cash flows with strong market positions.  In this regard, the Fund maintains a positive view of automobile parts manufacturers.  For the Electric & Electronic Equipment sector, the Fund expects to maintain the current exposure considering the attractive valuation and stable cash generation ability even though near-term earnings momentum does not seem especially promising.  The Fund maintains a positive view of selected bank and insurance stocks, as it believes these stocks could benefit from a domestic economic recovery.  The Fund expects to continue the current exposure to petrochemical stocks given the current expectations of earnings growth supported by stable oil prices.  The Fund maintains its existing exposure to the Utility sector based upon beliefs of stable return on equity improvement and attractive valuations.
The Fund maintains its existing exposure to the Electronic Appliance and Components sector, maintaining an overweight position in SK Hynix, Inc. due to its stable cash flow generation and attractive valuations.  The current underweight position in Samsung Electronics Co., Ltd. is expected to be maintained given the lack of a catalyst.  The Fund maintains an overweight position in Ncsoft Corporation given its strong mobile game pipeline.  The Fund maintains an overweight position in the Financing Business sector.  The Fund expects the uncertain interest rate environment to be priced in, while valuations are in an attractive range for banks.  The Fund also maintains overweight exposures to selected insurance stocks considering their ability to generate stable revenue and the improved regulatory environment.
The Fund reduced its exposure to the Chemicals sector and took profits following the share price rally.  The Fund still has a positive view of Lotte Chemical Corporation and LG Chem Ltd. considering that earnings improvements are backed by more stable oil prices over the long term.  Within the Iron and Steel sector, the Fund maintains a positive view of Korea Zinc, Co., Ltd. given stable earnings backed by capacity expansion and the possibility of tight supply.  The Fund expects to keep the current exposure to the Transportation Equipment sector.  Additionally, automobile parts manufacturers continue to offer stable earnings momentum and attractive valuations even though the Fund is relatively bearish towards the automobile original equipment manufacturers due to slower shipment growth.  The Fund continues to maintain an underweight exposure to the Communication Services sector.  Although regulatory risks and market competition have been improving, a slowdown in average ARPU would be a concern.

The Fund added exposure in the Electricity & Gas sector.  The Fund has a positive view of the sector given earnings improvements aided by a change to its fuel mix, the easing of market concerns regarding a possible temporary tariff cut, and government policy to encourage higher dividend payouts.  The Fund believes that attractive valuations should help to support share prices in this sector over the medium‑term.  The Fund appreciates your continuing support.

Sincerly,

/s/ Yutaka Itabashi
Yutaka Itabashi President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc., Nomura Asset Management Singapore Limited, and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Korea Composite Stock Price Index should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  An index cannot be directly invested into.

Certain information discussed in this report may constitute forwardlooking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forwardlooking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forwardlooking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426‑5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll free 1‑800‑833‑0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling toll free 1‑800‑833‑0018; and (2) on the SEC’s web site at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll‑free 1‑800‑833‑0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‑Q.  The Fund’s Forms N‑Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N‑Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1‑800‑SEC-0330.

FUND CERTIFICATION

In September 2015, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes‑Oxley Act of 2002 were filed with the Fund’s Form N‑CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 Act that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is http://funds.nomura‑asset.com.

KOREA EQUITY FUND, INC.
FUND HIGHLIGHTS—APRIL 30, 2016 (Unaudited)
KEY STATISTICS
Net Assets	$82,367,347
Net Asset Value per Share	$8.46
Closing NYSE Market Price	$7.84
Percentage Change in Net Asset Value per Share*†	1.0%
Percentage Change in NYSE Market Price*†	5.5%

MARKET INDEX
Percentage Change in Market Index*	SOUTH KOREAN WON	U.S.$
Korea Composite Stock Price Index*	(1.7%)	(2.1%)
*From November 1, 2015 through April 30, 2016.
†Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.

ASSET ALLOCATION
South Korean Equity Securities	99.0%
Foreign Currency.	0.9
Other Assets Less Liabilities, Net	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Electronic Appliances and Components	23.2	Chemicals	5.0
Other Products	13.3	Retail Trade	3.7
Insurance	10.6	Transportation	2.2
Transportation Equipment	9.1	Food	2.0
Financing Business	7.4	Construction and Engineering	1.2
Media and Entertainment	7.2	Precision Instruments	1.2
Wholesale	6.6	Services	1.0
Iron and Steel	5.3

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE
Security	Fair Value	% of Net Assets
Samsung Electronics Co., Ltd.	$8,741,741	10.6
Dongbu Insurance Co., Ltd.	4,887,489	5.9
SK Hynix, Inc.	3,935,059	4.8
Coway Co. Ltd.	3,925,859	4.8
Hyundai Mobis Co., Ltd.	3,850,081	4.7
Ncsoft Corporation	3,847,413	4.7
Shinhan Financial Group Co., Ltd.	3,752,832	4.6
Samsung Life Insurance Co., Ltd.	3,382,184	4.1
Korea Zinc Co., Ltd.	3,316,970	4.0
Korea Electric Power Corporation	3,298,010	4.0

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2016
 (Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES

Chemicals
LG Chem, Ltd.	4,105	$1,113,594	$1,064,075	1.3
Manufactures petrochemicals
LG Chem, Ltd. Preferred	1,460	289,437	251,665	0.3
Manufactures petrochemicals
Lotte Chemical Corporation	9,510	1,635,219	2,427,778	2.9
Manufactures petrochemical products
SK Chemicals Co., Ltd.	6,000	408,251	380,705	0.5
Manufactures chemicals
Total Chemicals		3,446,501	4,124,223	5.0

Construction and Engineering
Doosan Infracore Co., Ltd. †	57,400	220,068	392,262	0.5
Manufactures industrial machinery
Finetex EnE, Inc. †	36,600	224,831	238,299	0.3
Manufactures various heating and cooling systems
Jusung Engineering Co., Ltd. †	46,600	310,584	322,930	0.4
Develops semiconductor manufacturing equipment
Total Construction and Engineering		755,483	953,491	1.2

Electronic Appliances and Components
Coway Co. Ltd.	45,620	2,016,496	3,925,859	4.8
Manufactures household appliances
Cuckoo Electronics Co., Ltd.	9,530	1,440,475	1,734,209	2.1
Manufactures household appliances
Samsung Electronics Co., Ltd.	8,045	5,845,318	8,741,741	10.6
Produces consumer electronic products
Samsung Electronics Co., Ltd. Preferred	810	723,672	737,347	0.9
Produces consumer electronic products
SK Hynix, Inc.	160,166	4,072,037	3,935,059	4.8
Semiconductor products
Total Electronic Appliances and Components		14,097,998	19,074,215	23.2

Financing Business
Hana Financial Group Inc.	29,900	526,923	669,362	0.8
Banking and financial services
Industrial Bank of Korea	67,434	771,458	715,085	0.9
Banking and financial services
KB Financial Group Inc.	30,925	990,189	939,272	1.1
Provides various financial products and services

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2016
 (Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Shinhan Financial Group Co., Ltd.	102,868	$3,812,710	$3,752,832	4.6
Provides various financial products and services
Total Financing Business		6,101,280	6,076,551	7.4

Food
Lotte Chilsung Beverage Co., Ltd.	970	1,903,095	1,667,787	2.0
Alcoholic and non‑alcoholic beverages
Total Food		1,903,095	1,667,787	2.0

Insurance
Dongbu Insurance Co., Ltd.	79,885	3,513,471	4,887,489	5.9
Non‑life insurance
Samsung Fire & Marine Insurance Co., Ltd.	1,945	360,321	499,928	0.6
Non‑life insurance
Samsung Life Insurance Co., Ltd.	35,390	3,513,495	3,382,184	4.1
Life insurance
Total Insurance		7,387,287	8,769,601	10.6

Iron and Steel
Korea Zinc Co., Ltd.	7,670	2,114,261	3,316,970	4.0
Non‑ferrous metal products
POSCO	4,930	875,837	1,034,819	1.3
Integrated steel producer
Total Iron and Steel		2,990,098	4,351,789	5.3

Media and Entertainment
Grand Korea Leisure Co., Ltd.	21,000	490,221	528,771	0.6
Operates foreigners‑exclusive casinos
Innocean Worldwide Inc.	13,520	819,344	973,494	1.2
Provides marketing and communication services
Naver Corporation	935	496,958	552,463	0.7
Engages in online media
Ncsoft Corporation	19,250	3,083,299	3,847,413	4.7
Online gaming
Total Media and Entertainment		4,889,822	5,902,141	7.2

Other Products
Interojo Co., Ltd.	67,750	937,434	2,439,135	2.9
Manufactures contact lens
Korea Electric Power Corporation	61,145	2,964,528	3,298,010	4.0
Transmission and distribution of electricity

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2016
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
KT&G Corporation	20,440	$1,833,704	$2,194,262	2.6
Produces cigarettes
LG Corp.	6,900	420,549	410,108	0.5
Electronics, chemicals, household products, and telecommunications
LIG Nex1 Co., Ltd.	9,190	847,710	716,259	0.9
Develops weapon systems
Medy‑Tox Inc.	1,280	561,213	472,556	0.6
Manufactures biopharmaceuticals
S‑Oil Corporation	10,674	701,523	811,424	1.0
Oil refining and marketing company
Yuhan Corporation	2,500	614,334	637,126	0.8
Manufactures pharmaceutical products
Total Other Products		8,880,995	10,978,880	13.3

Precision Instruments
i‑SENS, Inc. †	24,862	711,528	777,907	0.9
Develops and produces medical devices
Rayence Co., Ltd. †	13,105	283,726	251,630	0.3
Manufactures digital X‑ray imaging system components
Total Precision Instruments		995,254	1,029,537	1.2

Retail Trade
GS Retail Co., Ltd.	13,340	584,421	622,891	0.8
Operates various convenience stores
Hyundai Green Food Co., Ltd.	101,666	1,559,377	1,770,195	2.1
Food service company
Lotte Shopping Co., Ltd.	2,805	592,717	665,893	0.8
Operates department stores and discount stores
Total Retail Trade		2,736,515	3,058,979	3.7

Services
SK Holdings Co., Ltd.	4,301	984,610	840,853	1.0
Information technology services
Total Services		984,610	840,853	1.0

Transportation
AJ Rent a Car Co., Ltd. †	69,305	772,446	653,267	0.8
Car rental company
CJ Korea Express Corporation †	4,500	499,433	763,897	0.9
Transportation of freight and cargo
Hyundai Glovis Co., Ltd.	2,590	410,793	429,493	0.5
Provides logistic services
Total Transportation		1,682,672	1,846,657	2.2

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2016
 (Unaudited)
		Cost	Fair Value	% of Net Assets
Transportation Equipment
Hyundai Mobis Co., Ltd.	16,934	$4,366,596	$3,850,081	4.7
Manufactures automotive parts
Hyundai Motor Company	3,900	550,169	488,449	0.6
Manufactures motor vehicles and parts
Hyundai Motor Company Preferred	13,900	1,199,879	1,181,616	1.4
Manufactures motor vehicles and parts
Korea Autoglass Corporation	64,140	604,109	968,451	1.2
Manufactures automotive glasses
Mando Corporation	6,220	844,255	1,023,303	1.2
Manufactures automobile parts
Total Transportation Equipment		7,565,008	7,511,900	9.1

Wholesale
Hansae Co., Ltd.	26,988	668,025	1,213,055	1.5
Manufactures and distributes apparels
iMarketKorea Inc.	37,320	866,630	552,095	0.7
Industrial business to business electronic commerce
Samchuly Bicycle Co., Ltd.	37,790	621,614	732,205	0.9
Manufactures bicycles
Youngone Corporation	72,440	2,940,395	2,889,330	3.5
Outdoor sportswear and shoes
Total Wholesale		5,096,664	5,386,685	6.6
TOTAL SOUTH KOREAN EQUITY SECURITIES		$69,513,282	$81,573,289	99.0
INVESTMENT IN FOREIGN CURRENCY
South Korean Won		$759,502	$753,500	0.9
Non‑interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY		759,502	753,500	0.9
TOTAL INVESTMENTS		$70,272,784	$82,326,789	99.9

OTHER ASSETS LESS LIABILITIES, NET			40,558	0.1
NET ASSETS			$82,367,347	100.0

†Non‑income producing security.
Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2016.
South Korean Won	KRW	1,145.77 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016
 (Unaudited)
ASSETS:
Investments in South Korean Equity securities, at fair value (cost—$69,513,282)	$81,573,289
Investment in foreign currency, at fair value (cost—$759,502)	753,500
Receivable for investments sold	412,699
Prepaid expenses	57,384
Cash and cash equivalents	243,584
Total Assets	83,040,456

LIABILITIES:
Payable for investments purchased	408,479
Accrued legal fee	124,895
Accrued management fee	55,567
Accrued directors’ fees and expenses	12,356
Other accrued expenses	71,812
673,109

NET ASSETS:
Capital stock (9,740,623 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	974,062
Paid‑in capital	67,768,066
Accumulated net realized gain on investments and foreign currency transactions	44,699
Net unrealized appreciation on investments and foreign currency transactions	12,054,004
Accumulated net investment income	1,526,516
Net Assets	$82,367,347
Net asset value per share	$8.46

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016
 (Unaudited)
INCOME:
Dividend income (net of $202,629 of withholding taxes)	$1,025,426
Interest income	190
Total Income		$1,025,616
EXPENSES:
Management fee	334,560
Legal fees	141,851
Directors’ fees and expenses	83,286
Custodian fees	42,173
Auditing and tax reporting fees	34,752
Other expenses	39,459
Total Expenses		676,081
INVESTMENT INCOME—NET		349,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		1,965,756
Net realized gain on foreign currency transactions		2,391
Net realized gain on investments and foreign currency transactions		1,968,147
Net change in unrealized depreciation on investments		(2,451,728)
Net change in unrealized appreciation on foreign currency transactions and translation		825,202
Net realized and unrealized gain on investments and foreign currency transactions and translation		341,621
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$691,156

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$349,535	$(249,305)
Net realized gain on investments	1,965,756	4,053,778
Net realized gain (loss) on foreign currency transactions	2,391	(101,080)
Net change in unrealized depreciation on investments	(2,451,728)	(2,020,587)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	825,202	(3,641,172)
Net increase (decrease) in net assets resulting from operations	691,156	(1,958,366)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	(1,193,226)	—
Capital gain distribution	(1,754,286)	(865,941)
Decrease in net assets derived from distributions to shareholders	(2,947,512)	(865,941)
NET ASSETS:
Beginning of period	84,623,703	87,448,010
End of period (including accumulated net investment income of $1,526,516 and $1,176,981, respectively)	$82,367,347	$84,623,703

See notes to financial statements.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non‑diversified, closed‑end management investment company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long‑term capital appreciation through investments primarily in equity securities of South Korean companies.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over‑the‑counter market (as opposed to the over‑the‑counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short‑term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  However, the Board of Directors of the Fund may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the credit worthiness of the issuer is impaired or for other reason.  Securities and other assets, including futures contracts and related options, are stated at fair value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on April 30, 2016.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2016.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short‑term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
(c) Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex‑dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in, first out basis.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such amounts are reclassified within the capital accounts based on their Federal tax‑basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended October 13, 2015 and semi‑annual period ended April 30, 2016, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Capital Account Reclassification—For the year ended October 31, 2015, the Fund’s accumulated net investment loss was decreased by $1,616,745, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $1,616,745.  These adjustments were a result of the reclassification of foreign exchange losses and net operating loss.  These adjustments had no impact on net assets.
(e) Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under the tax treaty between South Korea and the U.S., a withholding tax is imposed on dividends and interest income at the rate of 16.5%, and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the six ended April 30, 2016 and for the prior three tax years, the Fund did not incur any interest or penalties.
(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.
(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such, no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM‑USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and Nomura Asset Management Hong Kong Limited (“NAM‑Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM‑Singapore”) as investment sub‑advisers for the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees to the Manager of $334,560 for the six months ended April 30, 2016.  Under the investment advisory agreement, NAM earned investment advisory fees of $195,946 from the Manager, not the Fund, for the six months ended April 30, 2016.  Under the investment sub‑advisory agreements, NAM‑Hong Kong and NAM‑Singapore earned sub‑advisory fees of $19,595 and $88,176, respectively, from NAM, not the Fund, for the six months ended April 30, 2016.  At April 30, 2016, the management fee payable to the Manager by the Fund was $55,567.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2016.  The Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together along with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $83,286 for the six months ended April 30, 2016.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of investments in foreign currency and short‑term securities, for the six months ended April 30, 2016 were $24,715,881 and $27,435,487, respectively.
4.	Federal Income Taxes
As of October 31, 2015, net unrealized appreciation on investments, exclusive of investment in foreign currency, for Federal income tax purposes was $12,955,453, of which $15,366,688 related to appreciated securities and $2,411,235 related to depreciated securities.  The cost of investments, exclusive of investment in foreign currency of $1,205,677 at October 31, 2015, for Federal income tax purposes was $70,997,367.
At October 31, 2015, the components of accumulated earnings on a tax basis were as follows:
Unrealized appreciation on investments and foreign currency transactions	12,950,295	(a)
Undistributed ordinary income	2,271,385
Undistributed long‑term capital gains	659,895
Total accumulated earnings	$15,881,575

(a) The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
The Fund paid an ordinary income distribution of $0.2349 per share ($2,288,072) and a long‑term capital gains distribution of $0.0677 per share ($659,440) to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.
The Fund paid a long‑term capital gains distribution of $0.0889 per share ($865,941) to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.
The Fund paid a long‑term capital gains distribution of $1.252 per share ($12,195,260) to shareholders of record as of December 30, 2013.  The distribution was paid on January 17, 2014.
The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:
	October‑15	October‑14
Ordinary Income	$0	$0
Capital Gains	$865,941	$12,195,260

5.	Fair Value Measurements
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three‑level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three‑tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (in-

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

cluding the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016.
Level	Investments in Securities
Level 1
Equity Securities*	$81,573,289
Foreign Currency	753,500
Level 2	‑0‑
Level 3	‑0‑
Total	$82,326,789

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.
During the six months ended April 30, 2016, there were no transfers between Level 1, Level 2, or Level 3 securities.
During the six months ended April 30, 2016, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Share Repurchases and Discount Management Plan
The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010.  The Plan consisted of an open‑market share repurchase program and a tender offer component.  The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010.  Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505.  The impact of the Plan resulted in less than a $0.01 change to the net asset value per share.
The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock.  The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock.  On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended).  The tender offer expired on December 17, 2010, at which time the offer was oversubscribed.  The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010.  As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $0.06 increase to the net asset value per share.
The Fund’s intention to conduct a second tender offer was announced on June 7, 2011.  This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011.  The stock did trade at the specific discount.  The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012.  The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.
On December 17, 2015, the Board of Directors of the Fund approved an updated Discount Management Plan.  Under the updated plan, the Fund is authorized to make open‑market share repurchases on the New York Stock Exchange.  Such repurchases may be made from time to time as authorized by the Board of Directors.

KOREA EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout each period:
	For the Six Months Ended April 30, 2016	For the Year Ended October 31,
	(Unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.69	$8.98	$10.17	$10.64	$13.69	$12.30
Net investment income (loss)*	0.04	(0.03)	(0.07)	(0.08)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	(0.17)	0.13	0.66	0.10	1.49
Total from investment operations	0.07	(0.20)	0.06	0.58	0.00	1.33
Distributions:
Distributions from ordinary income	(0.12)	—	—	—	—	—
Distributions from capital gains	(0.18)	(0.09)	(1.25)	(1.05)	(3.07)	—
Total from distributions	(0.30)	(0.09)	(1.25)	(1.05)	(3.07)	—
Fund Share Transactions
Effect of Tender Offer**	—	—	—	—	0.02	0.06
Total Fund share transactions	—	—	—	—	0.02	0.06
Net asset value, end of period	$8.46	$8.69	$8.98	$10.17	$10.64	$13.69
Market value, end of period	$7.84	$7.75	$8.23	$9.09	$9.65	$12.41
Total investment return***	5.5%	(4.8%)	4.9%	4.9%	3.6%	10.3%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$82,367	$84,624	$87,448	$99,074	$103,615	$121,195
Operating expenses	1.68%†	1.47%	1.49%	1.57%	1.81%	1.90%
Net investment income (loss)	0.87%†	(0.30%)	(0.70%)	(0.81%)	(0.90%)	(1.13%)
Portfolio turnover	31%	46%	19%	64%	77%	75%

*	Based on average shares outstanding.
**	Increase is due to Tender Offer (See Note 6)
***	Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
†	Annualized

See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E.  Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019‑7316
Internet Address
http://funds.nomura‑asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1‑12‑1 Nihonbashi, Chuo‑ku
Tokyo 103‑8260, Japan

INVESTMENT SUB‑ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33‑03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110‑1548

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842‑3170

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP (formerly McGladrey LLP)
80 City Square
Boston, Massachusetts 02129

KOREA EQUITY FUND, INC.
WORLDWIDE PLAZA
309 WEST 49th STREET
NEW YORK, NY 10019‑7316

KOREA Equity Fund, Inc. SEMI‑ANNUAL REPORT APRIL 30, 2016

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 4/30/16 are included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a) Not applicable.

(b) Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.
By:

/s/ Yutaka Itabashi
Yutaka Itabashi
(President,
Principal Executive Officer)

Date: 6/24/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Yutaka Itabashi
Yutaka Itabashi
(President, Principal Executive Officer)

Date: 6/24/2016

By:

/s/ Amy J. Marose
Amy J. Marose
(Treasurer, Principal Financial Officer)

Date: 6/24/2016